Net Trading Income - Summary of Net Trading Income (Detail) - JPY (¥) ¥ in Millions	12 Months Ended
	Mar. 31, 2018	Mar. 31, 2017	Mar. 31, 2016
Trading income (expense) [abstract]
Interest rate	¥ 128,137	¥ 79,650	¥ 240,763
Foreign exchange	87,322	51,143	204,349
Equity	48,047	39,478	18,019
Credit	5,735	13,063	(2,641)
Others	1,223	629	2,192
Total net trading income	¥ 270,464	¥ 183,963	¥ 462,682